CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection  with the Quarterly  Report of Synergy  Financial  Group,
Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John S. Fiore, President and Chief Executive Officer, and Ralph
A. Fernandez, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/John S. Fiore                             /s/Ralph A. Fernandez
-------------------------------------        -------------------------------------------
John S. Fiore                                Ralph A. Fernandez
President and Chief Executive Officer        Vice President and Chief Financial Officer
(Principal Executive Officer)                (Principal Financial and Accounting Officer)


Date: May 14, 2003                           Date: May 14, 2003
